MORGAN STANLEY DEAN WITTER NORTH AMERICAN               Two World Trade Center,
GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1999            New York, New York 10048


DEAR SHAREHOLDER:

Interest rates moved steadily higher during most of the period under review, making the first three quarters of 1999 the second worst such period in terms of the total return of the benchmark Lehman Aggregate Index since the inception of that index on January 30, 1976. Robust economic growth and a tight labor market caused investors to be concerned about inflationary pressures and drove interest rates higher. As a preemptive strike, the Federal Reserve Board raised rates at the end of June 1999, and then again in late August. By early August, yield spreads between U.S. Treasuries and other fixed-income securities had widened to the same levels seen during last year's global financial crisis. (Yield spreads are the difference between the yields of different fixed-income securities.) One reason that the general spread levels increased is that Treasury securities became increasingly scarce. The budget surpluses of 1998-1999 allowed the U.S. Treasury to buy back a large amount of its outstanding debt. Also, a large volume of new issues in the corporate sector, fueled in part by Y2K concerns, overwhelmed the market's demand for product and put pressure on all fixed-income securities.

According to TCW Funds Management, Inc. (TCW), Morgan Stanley Dean Witter North American Government Income Trust's sub-advisor, the mortgage sector faced some unique problems of its own this year, even though it was one of the top-performing high-grade fixed-income asset classes of the year. Investor activity and trading volume were light for most of the summer. Banks and agencies, which once accounted for approximately 50 percent of mortgage market volume, were less active in the market. Banks began accumulating cash reserves to cover the unknown liquidity demands of Y2K. However, the decision of the Federal Reserve Board to accept mortgage pass-throughs as collateral in repurchase transactions over the year-end which was seen as an indication of the Fed's willingness to facilitate year-end market liquidity, should reduce the banking sector's need to hold large cash reserves.

The Mexican economy continued to perform well in 1999. Mexico's central bank has been able to reduce inflationary pressures to the point that it

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1999, continued

may come in under the official target of 13 percent. Despite Mexico's generally sound economic fundamentals, real interest rates have remained high and have led to a nominal strengthening of the peso. TCW believes the outlook for Mexico remains uncertain, due to imminent political tensions and uncertainties related to the upcoming budget debate. The Canadian economy also continued to improve over the past 12 months, in that unemployment rates have declined and the Canadian dollar has remained stable. Political unrest in Quebec has subsided and recent polls indicate that most Quebecois oppose secession.

PERFORMANCE AND PORTFOLIO

For the 12-month period ended October 31, 1999, the Fund posted a total return of 4.30 percent, compared to 2.04 percent for the Lehman Brothers Short (1-5) U.S. Government Index and 2.11 percent for the Lipper Short World Multi-Market Income Funds Average. The accompanying chart compares the Fund's performance to that of the Lehman and Lipper indexes.

United States

As of October 31, 1999, 100 percent of the Fund's portfolio was invested in the United States. TCW continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages
(ARMs).

Mexico and Canada

The Fund is now on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor these markets for attractive investment opportunities relative to those in the United States.

LOOKING AHEAD

TCW believes that the performance of the mortgage sector could remain volatile over the next several months, because of thin trading volume and liquidity restrictions. The entire fixed-income market faces considerable uncertainty due to a heavy new-issue calendar, a weakening dollar and inflation concerns. Investors remain understandably concerned about the possibility of another rate hike by the Federal Reserve later this year. TCW considers that the mortgage sector is fundamentally sound, however, and mortgages are cheap relative to their historical valuations. TCW anticipates continuing to overweight the mortgage sector, with a strategy of acquiring bonds on weakness in the market.

While the Mexican economic fundamentals remained quite strong over the past twelve months, TCW expects to see some additional currency volatility this fall as the 2000 budget is debated and as

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1999, continued

presidential elections approach. Although TCW does not believe that the upcoming presidential elections will produce significant economic turmoil, previous experience shows that there is still some degree of risk. North of the border, Canadian fundamentals are expected to remain strong in the short run, but the country remains vulnerable to weak global commodity prices. As noted, TCW will continue to monitor both of these markets for investment opportunities.

We appreciate your ongoing support of Morgan Stanley Dean Witter North American Government Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ CHARLES A. FIUMEFREDDO                  /s/ MITCHELL M. MERIN
--------------------------                  ---------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FUND PERFORMANCE October 31, 1999

GROWTH OF $10,000 ($ IN THOUSANDS)

      DATE                TOTAL          LEHMAN         LIPPER
  JULY 31, 1992          $10,000        $10,000        $10,000
OCTOBER 31, 1992         $10,128        $10,120        $ 9,775
OCTOBER 31, 1993         $11,075        $10,880        $10,363
OCTOBER 31, 1994         $10,515        $10,843        $10,206
OCTOBER 31, 1995         $10,684        $11,954        $10,538
OCTOBER 31, 1996         $11,366        $12,655        $11,262
OCTOBER 31, 1997         $12,253        $13,521        $11,778
OCTOBER 31, 1998         $12,881        $14,675        $12,318
OCTOBER 31, 1999         $13,435(2)     $14,974        $12,578


--- FUNDS    ---LEHMAN(3)   ---LIPPER(4)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------
PERIOD ENDED 10/31/99
-----------------------
1 year                        4.30%(1)
5 years                       5.02%(1)
From Inception                4.16%(1)


---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)   Closing value assuming a complete redemption on October 31, 1999.
(3) The Lehman Brothers Short (1-5) U.S. Government index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Short World Multi-Market Income Funds Average tracks the performance of funds which invest primarily in non U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar-weighted average maturity of less than 5 years, as reported by Lipper Inc.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1999


 PRINCIPAL
 AMOUNT IN                                                                          COUPON            MATURITY
 THOUSANDS                                                                           RATE               DATE               VALUE
-----------                                                                     ---------------- ------------------- ---------------
            U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (68.8%)
 $  2,422   Federal Home Loan Mortgage Corp. ARM .............................        7.007%           03/01/25        $  2,473,270
    1,462   Federal Home Loan Mortgage Corp. PC GOLD .........................        6.00             12/01/00           1,415,794
   16,462   Federal National Mortgage Assoc. .................................        7.00        07/01/03-01/01/04      16,525,785
      575   Federal National Mortgage Assoc. .................................        9.50             06/01/20             588,984
      997   Government National Mortgage Assoc. II ARM .......................        6.00                *                 996,009
   14,949   Government National Mortgage Assoc. II ARM .......................        5.50             08/20/29          14,781,060
    8,983   Government National Mortgage Assoc. II ARM .......................        6.00        07/20/29-09/20/29       8,975,302
    4,033   Government National Mortgage Assoc. II ARM .......................        6.125+      10/20/24-12/20/24       4,082,562
   14,402   Government National Mortgage Assoc. II ARM .......................        6.375       06/20/22-06/20/25      14,558,060
   18,162   Government National Mortgage Assoc. II ARM .......................        6.625            08/20/22          18,393,660
                                                                                                                      -------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES  (Identified Cost $82,414,325)...............        82,790,486
                                                                                                                      -------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (26.5%)
            U.S. GOVERNMENT AGENCIES (22.8%)
        8   Federal Home Loan Mortgage Corp. 1370 K (PAC I/O) ................    1,089.16             09/15/22             179,944
    4,985   Federal Home Loan Mortgage Corp. 2061 CD .........................        7.50             02/15/27           4,985,356
   13,416   Federal Home Loan Mortgage Corp. G 21M ...........................        6.50             10/25/23          12,543,998
      960   Federal National Mortgage Assoc. 1993-163 A ......................        7.00             03/25/23             918,229
    3,986   Federal National Mortgage Assoc. 1993-167 M (PAC) ................        6.00             09/25/23           3,873,644
    5,000   Federal National Mortgage Assoc. G96-1 PJ (PAC) ..................        7.50             11/17/25           4,968,750
                                                                                                                      -------------
            TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $28,856,765).........................................        27,469,921
                                                                                                                      -------------
            PRIVATE ISSUES (3.7%)
    2,940   Residential Funding Mortgage Security I, 1997-S12 A10 (PAC) ......        6.70             08/25/27           2,925,971
    1,468   Resolution Trust Corp. 1991-6 C1 .................................        9.00             09/25/28           1,469,559
                                                                                                                      -------------
            TOTAL PRIVATE ISSUES (Identified Cost $3,804,166)....................................................         4,395,530
                                                                                                                      -------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Identified Cost $32,660,931)..............................        31,865,451
                                                                                                                      -------------
            SHORT-TERM INVESTMENT (5.0%)
            REPURCHASE AGREEMENT
    6,005   The Bank of New York (dated 10/29/99; proceeds $6,007,130) (a)
            (Identified Cost $6,004,535)......................................        5.188            11/01/99           6,004,535
                                                                                                                      -------------
            TOTAL INVESTMENTS (Identified Cost $121,079,791) (b) ..................................     100.3 %         120,660,472
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS ........................................      (0.3)             (357,733)
                                                                                                        -----         -------------
            NET ASSETS ............................................................................     100.0 %        $120,302,739
                                                                                                        =====         =============

---------------
ARM    Adjustable Rate Mortgage.
I/O    Interest-only securities.
PAC    Planned Amortization Class.
PC     Participation Certificate.
* Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
+ A portion of this security is segregated in connection with a security purchased on a forward commitment basis.
(a) Collateralized by $5,732,043 U.S. Treasury Bond 6.875% due 08/15/25 valued at $6,124,625.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,220,344 and the aggregate gross unrealized depreciation is $1,639,663, resulting in net unrealized depreciation of $419,319.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999


ASSETS:
Investments in securities, at value
  (identified cost $121,079,791)...........................   $ 120,660,472
Cash ......................................................             567
Receivable for:
   Interest ...............................................         672,408
   Shares of beneficial interest sold .....................         210,225
   Principal paydowns .....................................         101,665
Prepaid expenses and other assets .........................          48,893
                                                              -------------
   TOTAL ASSETS ...........................................     121,694,230
                                                              -------------
LIABILITIES:
Payable for:
   Investment purchased ...................................         996,550
   Shares of beneficial interest repurchased ..............         116,720
   Plan of distribution fee  ..............................          77,054
   Investment management fee  .............................          69,374
Accrued expenses ..........................................         131,793
Contingencies (Note 9)  ...................................         --
                                                              -------------
   TOTAL LIABILITIES  .....................................       1,391,491
                                                              -------------
   NET ASSETS .............................................   $ 120,302,739
                                                              =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................   $ 353,735,641
Net unrealized depreciation  ..............................        (419,319)
Accumulated net realized loss  ............................    (233,013,583)
                                                              --------------
   NET ASSETS .............................................   $ 120,302,739
                                                              =============
NET ASSET VALUE PER SHARE,
  14,156,093 shares outstanding
  (unlimited shares authorized of $.01 par value) .........           $8.50
                                                                      =====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1999


NET INVESTMENT INCOME:

INTEREST INCOME ...............................  $ 9,553,179
                                                 -----------
EXPENSES
Plan of distribution fee ......................    1,014,667
Management fee ................................      363,182
Investment management fee .....................      293,087
Transfer agent fees and expenses ..............      246,580
Investment advisory fee .......................      242,121
Shareholder reports and notices ...............      137,955
Professional fees .............................      107,675
Registration fees .............................       31,977
Trustees' fees and expenses ...................       25,243
Custodian fees  ...............................       11,783
Other .........................................       21,603
                                                 -----------
   TOTAL EXPENSES .............................    2,495,873
Less: expense offset  .........................      (10,849)
                                                 -----------
   NET EXPENSES ...............................    2,485,024
                                                 -----------
   NET INVESTMENT INCOME  .....................    7,068,155
                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss  ............................   (3,955,389)
Net change in unrealized depreciation .........    2,776,303
                                                 -----------
   NET LOSS ...................................   (1,179,086)
                                                 -----------
NET INCREASE  .................................  $ 5,889,069
                                                 ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED             ENDED
                                                         OCTOBER 31, 1999   OCTOBER 31, 1998
                                                        -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income .................................   $  7,068,155      $  9,864,231
Net realized loss .....................................     (3,955,389)         (790,110)
Net change in unrealized depreciation .................      2,776,303           (70,301)
                                                          ------------      ------------
   NET INCREASE .......................................      5,889,069         9,003,820
                                                          ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................     (6,221,679)       (8,875,486)
Paid-in-capital .......................................     (1,056,747)               --
                                                          ------------      ------------
TOTAL DIVIDENDS AND DISTRIBUTIONS .....................     (7,278,426)       (8,875,486)
                                                          ------------      ------------
Net decrease from transactions in shares of beneficial
  interest ............................................    (28,748,862)      (61,727,111)
                                                          ------------      ------------
   NET DECREASE .......................................    (30,138,219)      (61,598,777)
NET ASSETS:
Beginning of period ...................................    150,440,958       212,039,735
                                                          ------------      ------------
   END OF PERIOD
   (Including undistributed net investment income of $0
   and $622,302, respectively).........................   $120,302,739      $150,440,958
                                                          ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter North American Government Income Trust (the "Fund"), formerly TCW/DW North American Government Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or TCW Funds Management, Inc. (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued

period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. DOLLAR ROLLS -- The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to a new Investment Management Agreement that took effect June 28, 1999, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rate to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million and 0.60% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's Investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a New Sub-Advisory Agreement that took effect June 28, 1999 between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

Prior to June 28, 1999, pursuant to a Management Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Former Manager"), the Fund paid the Former Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.39% to the portion of daily net assets not exceeding $3 billion and 0.36% to the portion of daily net assets exceeding $3 billion. Effective May 1, 1999, the Agreement was amended to 0.39% to the portion of the daily net assets not exceeding $500 million and 0.36% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Management Agreement, the Former Manager maintained certain of the Fund's books and records and furnished, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and paid the salaries of all personnel, including officers of the Fund who were employees of the Former Manager. The Former Manager also bore the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Prior to June 28, 1999, pursuant to an Investment Advisory Agreement with the current Sub-Advisor, the Fund paid an advisory fee, accrued daily and payable monthly, by applying the following annual rates to

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued

the net assets of the Fund determined as of the close of each business day:
0.26% to the portion of average daily net assets not exceeding $3 billion and 0.24% to the portion of average daily net assets exceeding $3 billion. Effective May 1, 1999, the Agreement was amended to 0.26% to the portion of the daily net assets not exceeding $500 million and 0.24% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Investment Advisory Agreement, the Fund had retained the current Sub-Advisor to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The current Sub-Advisor obtained and evaluated such information and advice relating to the economy, securities markets, and specific securities as it considered necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the current Sub-Advisor paid the salaries of all personnel, including officers of the Fund, who were employees of the current Sub-Advisor.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates or other selected broker-dealers under the Plan: (1) compensation to, and expenses of Morgan Stanley Dean Witter Financial Advisors and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued

excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended October 31, 1999, the distribution fee was accrued at the annual rate of 0.73%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 were as follows:

                                                         SALES/
                                         PURCHASES     PREPAYMENTS
                                      -------------- --------------

   U.S. Government Agencies .........  $48,928,710    $52,777,867
   Private Issue CMOs ...............       --          7,912,028


Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $4,700.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                  FOR THE YEAR                           FOR THE YEAR
                                                     ENDED                                  ENDED
                                                OCTOBER 31, 1999                       OCTOBER 31, 1998
                                      ------------------------------------   ------------------------------------
                                           SHARES              AMOUNT             SHARES              AMOUNT
                                      ----------------   -----------------   ----------------   -----------------
Sold ..............................       10,687,742      $   91,592,005          8,261,398      $   71,093,361
Reinvestment of dividends .........          627,075           5,382,544            760,095           6,519,534
Repurchased .......................      (14,660,742)       (125,723,411)       (16,198,924)       (139,340,006)
                                         -----------      --------------        -----------      --------------
Net decrease ......................       (3,345,925)     $  (28,748,862)        (7,177,431)     $  (61,727,111)
                                         ===========      ==============        ===========      ==============

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Fund had a net capital loss carryover of approximately $233,014,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:


                         AMOUNT IN THOUSANDS
----------------------------------------------------------------------
   2002          2003         2004         2005      2006       2007
----------   -----------   ----------   ---------   ------   ---------
 $53,086       $160,560      $14,716      $2,013      $152     $2,487
 =======       ========      =======      ======      ====     ======

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued

As of October 31, 1999, the Fund had permanent book/tax differences primarily attributable to foreign currency losses. To reflect reclassifications arising from these differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $1,468,778.

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

8.  PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1999, there were no outstanding forward contracts.

9. LITIGATION

Several class action lawsuits, which have been consolidated for pretrial purposes, were instituted in 1995 in the United States District Court, in New York, against the Fund, some of its Trustees and officers, its underwriter and distributor, the Sub-Advisor, the Former Manager, and other defendants, by certain shareholders of the Fund. The consolidated amended complaint asserts claims under the Securities Act of 1933 and generally alleges that the defendants made inadequate and misleading disclosures in the prospectuses for the Fund, in particular as such disclosures relate to the nature and risks of the Fund's investments in mortgage-backed securities and Mexican securities. The plaintiffs also challenge certain

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued

fees paid by the Fund as excessive. Damages are sought in an unspecified amount. All defendants have moved to dismiss the consolidated amended complaint, and on May 8, 1996 the motions to dismiss were denied. The defendants moved for reargument and on August 28, 1996 the Court issued a second opinion which granted the motion to dismiss in part. On December 4, 1996 the defendants filed a renewed motion to dismiss which was denied by the Court on November 20, 1997. The Court has also certified a plaintiff class pursuant to the Federal Rules of Civil Procedure. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of such matters.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                        FOR THE YEAR ENDED OCTOBER 31
                                                   ------------------------------------------------------------------------
                                                         1999             1998           1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .............      $ 8.60           $ 8.59         $ 8.39       $ 8.33       $ 8.89
                                                        ------           ------         ------       ------       ------
Income (loss) from investment operations:
 Net investment income ...........................        0.44             0.49           0.44         0.47         0.69
 Net realized and unrealized gain (loss) .........       (0.09)           (0.05)          0.19         0.04        (0.59)
                                                        ------           ------         ------       ------       ------
Total income from investment operations ..........        0.35             0.44           0.63         0.51         0.10
                                                        ------           ------         ------       ------       ------
Less dividends and distributions from:
 Net investment income ...........................       (0.38)           (0.43)         (0.43)       (0.45)         --
 Paid-in-capital .................................       (0.07)             --             --           --        (0.66)
                                                        ------           ------         ------       ------       ------
Total dividends and distributions ................       (0.45)           (0.43)         (0.43)       (0.45)       (0.66)
                                                        ------           ------         ------       ------       ------
Net asset value, end of period ...................      $ 8.50           $ 8.60         $ 8.59       $ 8.39       $ 8.33
                                                        ======           ======         ======       ======       ======
TOTAL RETURN+ ....................................        4.30%            5.13%          7.80%        6.38%        1.61%
RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................        1.81%(1)         1.69%(1)       1.65%        1.64%        1.59%
Net investment income ............................        5.11%            5.52%          5.18%        5.71%        8.28%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........    $120,303         $150,441       $212,040     $350,530     $658,307
Portfolio turnover rate ..........................          43%               8%          --             13%          44%

-------------
 + Calculated based on the net asset value as of the last business day of the period.
(1)    Does not reflect the effect of expense offset of 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter North American Government Income Trust (the "Fund"), formerly TCW/DW North American Government Income Trust, at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 13, 1999

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

James M. Goldberg
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR
TCW Funds Management, Inc.
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.



MORGAN STANLEY
DEAN WITTER
NORTH AMERICAN
GOVERNMENT
INCOME TRUST

[GRAPHIC OMITTED]

ANNUAL REPORT
OCTOBER 31, 1999